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                                                                   EXHIBIT 1.1

                                                              DRAFT OF 3/19/98


                                    PCD Inc.

                                  Common Stock

                           ($.01 par value per share)

                             Underwriting Agreement

                                                                        , 1998

Adams, Harkness & Hill, Inc.
A.G. Edwards & Sons, Inc.
As representatives of the several
Underwriters named in Schedule I hereto, c/o Adams, Harkness & Hill, Inc.
60 State Street
Boston, Massachusetts 02109

Dear Sirs:

         PCD Inc., a Massachusetts corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you and the several Underwriters named in Schedule I hereto (collectively, the "Underwriters") for whom you are acting as representatives (the "Representatives"), an aggregate of 2,000,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 300,000 additional shares (the "Optional Shares") of Common Stock, $.01 par value per share of the Company ("Common Stock"). The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares."

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-46137) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement, including any pre-effective amendments thereto and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act
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         of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement and incorporated by reference in the Rule 462(b) Registration Statement, if any, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or the Rule 462(b) Registration Statement, if any, at the time it became effective, each as amended at the time such part of such registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, nor has the Commission instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter expressly for use therein (as set forth in Section 8(b));

                  (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto and at all times subsequent thereto up to and at the First Time of Delivery (as hereinafter defined) and at the Second Time of Delivery (as hereinafter defined), contain

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         an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter expressly for use in the Registration Statement (as set forth in Section 8(b));

                  (d) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described or filed as required; the contracts so described in the Prospectus to which the Company or any of its subsidiaries (the "Subsidiaries") is a party have been duly authorized, executed and delivered by the Company or its Subsidiaries, constitute valid and binding agreements of the Company or its Subsidiaries and are enforceable against and by the Company or its Subsidiaries in accordance with their respective terms, and, to the extent any party has any remaining or future obligation thereunder or otherwise remains bound thereby, are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries nor, to the best of the Company's knowledge, any other party is or with the giving of notice or the lapse of time or both will be in breach of or default under any of such contracts, except to the extent that such breach or default would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its Subsidiaries; and neither the Company nor any of its Subsidiaries is or with the giving of notice or lapse of time or both will be in violation of or default under its Articles of Organization (or other similar governing document) or bylaws;

                  (e) Neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or material increase in the long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is

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         probable of being entered into by the Company or any Subsidiary, other than transactions in the ordinary course of business and other than transactions set forth or contemplated in the Prospectus;

                  (f) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, charges, encumbrances, restrictions or defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries; the Company and its Subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not result in a material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole;

                  (g) Each of the Company and its Subsidiaries have been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of organization, each with full power and authority (corporate or otherwise) to own its properties, or conduct its business as described in the Prospectus; and the Company and each of its Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (h) The Company has an authorized capitalization as set forth under the caption "Capitalization" in the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Common Stock contained in the Prospectus; all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the

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         Company nor any Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; and the description of the Company's stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, options and rights;

                  (i) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Common Stock contained in the Prospectus; except for the ________ shares of Common Stock reserved for sale to Emerson Electric Co. as described in the Prospectus, no preemptive rights or other rights to subscribe for or purchase exist with respect to the Shares or the issuance and sale thereof pursuant to this Agreement; no stockholder of the Company has any right which has not been duly and validly waived or satisfied to require the Company to register the sale of any shares of capital stock owned by such stockholder under the Act in the public offering contemplated by this Agreement; and no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;

                  (j) The Company has full legal right, and corporate power and authority, to enter into this Agreement and perform the transactions contemplated hereby. The Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms;

                  (k) The issue and sale of the Firm Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Organization or Bylaws of the Company or of the charter or by-laws of any Subsidiary or any statute or any order, rule

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         or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Shares by the Underwriters;

                  (l) Except as disclosed in or specifically contemplated by the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its Subsidiaries is or may be a party or of which property owned or leased by the Company or any of its Subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings are required to be described in the Registration Statement by the Act or the rules and regulations thereunder or which are reasonably likely to prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; no labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent which is reasonably likely to materially adversely affect the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; and neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

                  (m) The Company and its Subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted which, with respect to any of the foregoing, are material to the Company and its Subsidiaries, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, is expected to materially and adversely affect the business, assets, management, financial position,

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
         stockholders' equity or results of operations of the Company and its Subsidiaries;

                  (n) Each of Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP, who have certified certain of the consolidated financial statements of the Company filed with the Commission as part of the Registration Statement have advised the Company that they are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (o) The financial statements and schedules of the Company and its Subsidiaries, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its Subsidiaries as of the respective dates of such financial statements and schedules; and the results of operations and cash flows of the Company for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent public accountants named in paragraph (n) above; no other financial statements or schedules are required to be included in the Registration Statement; the selected and summary financial data set forth in the Prospectus under the captions "Prospectus Summary", "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement;

                  (p) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its Subsidiaries own or possess adequate rights to use all trademarks, trade names, patents, patent rights, mask works, copyrights, inventions, trade secrets, know how, licenses, approvals and governmental authorizations that are necessary to conduct their business as described in the Registration Statement and Prospectus; the expiration of any trademarks, trade names, patents, patent rights, mask works, copyrights, inventions, trade secrets, know how, licenses, approvals and governmental authorizations would not have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; the Company has no knowledge of any material infringement or misappropriation by the Company of any trademark, tradename rights, patents, patent rights, mask works, copyrights, inventions, know how, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which is reasonably likely to have a material adverse effect on the business, assets, management, financial position, stockholders' equity or results of operations of the Company and its

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         Subsidiaries; the only patents and patent applications that are material to the Company or its Subsidiaries or that are necessary to the conduct of the Company's business as now or proposed to be conducted by the Company as described in the Prospectus are listed on
         Schedule II attached hereto;

                  (q) The Company and each of its Subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any of its Subsidiaries which could materially and adversely affect the business, assets, management, financial position, stockholders' equity or results of operation of the Company;

                  (r) Neither the Company nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promotor" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder;

                  (s) Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts which is adequate for its business and consistent with industry practice, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

                  (t) Neither the Company nor any of its Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof;

                  (u) Neither the Company nor, to the Company's best knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action which is designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (v) The Common Stock of the Company has been registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company is not required to take any further action

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
         for the inclusion of the Shares on the Nasdaq National Market of The Nasdaq Stock Market;

                  (w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (x) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

                  (y) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department;

                  (z) The Company has not distributed and will not distribute prior to the later of (i) the First Time of Delivery, or any date on which Optional

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
         Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act and the rules and regulations thereunder;

                  (aa) Each officer and director of the Company and each beneficial owner of 10% or more of the issued and outstanding shares of Common Stock (determined prior to the offering contemplated hereby), has agreed in writing that such person will not, for a period of 90 days from the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) if an individual, as a bona fide gift or gifts to or in trust for a person or entity who or which agrees in writing to be bound by this restriction, (ii) if a partnership, as a distribution, without consideration, to partners of such entity in accordance with such partnership's partnership agreement, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of Adams, Harkness & Hill, Inc. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person will also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and shareholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not, prior to the expiration of the

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
         Lock-Up Period release any of its officers, directors or other shareholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Adams, Harkness & Hill, Inc.

                  (bb) Except as set forth in the Registration Statement, (i) the Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C.
         sec. 9601, et seq), or otherwise designated as a contaminated site under applicable state or local law; and

                  (cc) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

         2. Shares Subject to Sale. On the basis of the representations, warranties and agreements of the Company contained herein, and subject to the terms and conditions herein set forth, (a) the Company agrees, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $______, the number of Firm Shares as set forth opposite the name of such Underwriter in
Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.

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
         The Company hereby grants to the Underwriters the right to purchase at their election up to 225,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than three business days after the date of such exercise.

         3. Offering. Upon the authorization by you of the release of the Firm Shares and after the Registration Statement becomes effective, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds, all at the office of Adams, Harkness & Hill, Inc., 60 State Street, Boston, Massachusetts 02109. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Boston time, on the third (3rd) full business day following the first day that Shares are traded or such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m.., Boston time, on the date specified by you in the written notice given by you, pursuant to Section 2, of the Underwriters' election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty four hours prior to each Time of Delivery at such location as you may specify.

         5. Covenants of the Company. The Company agrees with each of the
Underwriters:

                  (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Commission's rules and regulations under the Act as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Commission's rules and regulations thereunder and the provisions of this Agreement; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such United States jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process;

                  (c) To furnish the Underwriters with copies of the Registration Statement (three of which will be signed and which will contain all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                  (e) During the Lock-up Period, the Company will not, without the prior written consent of Adams, Harkness & Hill, Inc., effect the Disposition of, directly or indirectly, any Securities other than (i) the sale of the Shares to be sold by the Company hereunder, (ii) the Company's issuance of options or Common Stock under the Company's presently authorized 1992 Stock Option Plan, 1996 Stock Plan and 1996 Eligible Directors Stock Plan and (iii) shares of capital stock issued in connection with the acquisition by the Company of the assets or capital stock of another person or entity, whether directly, through merger or consolidation or otherwise, or of technology or a product from another person or entity, if the terms of such issuance provide that such shares of capital stock shall not be resold for a period of 90 days following the date of the Prospectus; provided, however, that the Company shall not release any party from such resale restriction without the prior written consent of Adams, Harkness & Hill, Inc.

                  (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated Subsidiaries audited by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to furnish or make available to its stockholders (within the meaning of Rule 158(b) under the Act) consolidated summary financial information of the Company and its Subsidiaries, if any, for such quarter in reasonable detail;

                  (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders generally, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Nasdaq National Market or any national securities exchange on which any class of securities of the Company is listed; and
         (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a combined or consolidated basis to the extent the accounts of the Company and its Subsidiaries are combined or consolidated in reports furnished to its stockholders generally or to the Commission);

                  (h) To use the net proceeds acquired by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds" and in a manner such that the Company will not become an "investment company" as that term is defined in the Investment Company Act;

                  (i) The Company will use its best efforts (i) to maintain the inclusion of its Common Stock on the Nasdaq National Market or a national securities exchange and (ii) to provide the services of an independent transfer agent and registrar to its stockholders;

                  (j) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock;

                  (k) Not to accelerate the vesting of any option issued under any stock option plan during the 90 days from the date of the Prospectus.

         6. Expenses. The Company covenants and agrees with the Underwriters that (a) the Company will pay or cause to be paid (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares; (v) the cost of preparing stock certificates;
(vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. Conditions of Underwriters, Obligations. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Hale and Dorr LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Hill & Barlow, a Professional Corporation, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, with respect to the matters set forth in Annex A hereto;

                  (d) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as you may reasonably request.;

                  (e) Brown & Bain, special litigation counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that they serve as patent counsel to the Company and further to the effect set forth in Annex B-1 hereto;

                  (f) Perkins, Smith & Cohen, patent counsel and special litigation counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that they serve as patent counsel to the Company and further to the effect set forth in Annex B-2 hereto;

                  (g) Baker & Daniels, patent counsel and special litigation counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that they serve as patent counsel to the Company and further to the effect set forth in Annex B-3 hereto;

                  (h) At 10:00 a.m., Boston time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex C-1 and Annex C-2 hereto, respectively; none of the foregoing letters shall have disclosed any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus; and you shall have received from Coopers & Lybrand L.L.P. a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of December 31, 1997, did not disclose any weaknesses in internal controls that they considered to be material weaknesses;

                  (i) (i) Neither the Company nor any of its Subsidiaries have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or material increase in the long-term debt of the Company or any material change, or any development reasonably likely to result in a material change, in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
         (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (j) On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal or New York authorities, (ii) an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the judgment of the Representatives, to affect adversely the marketability of the Shares, (iii) there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its Subsidiaries or transactions contemplated by this Agreement, which, in the judgment of the Representatives, may materially and adversely affect the Company's business or earnings and make it impracticable or inadvisable to offer or sell the Shares or (iv) there shall be any change in the management of the Company which, in the judgment of the Representatives, may materially and adversely affect the Company's business or earnings and make it impracticable or inadvisable to offer or sell the Shares;

                  (k) The Company shall have obtained and delivered to you an agreement in writing from each officer and director of the Company, and each beneficial owner of 10% or more of the issued and outstanding shares of Stock (determined prior to the offering contemplated hereby) that such person will not, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts to or in trust for a person or entity who or which agrees in writing to be bound by this restriction, (ii) if a partnership, as a distribution, without consideration, to partners of such entity in accordance with such partnership's partnership agreement, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of Adams, Harkness & Hill, Inc. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the such holder. Such prohibited hedging or other transactions would including, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person will have also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except In compliance with this restriction;

                  (l) You shall have received on each Time of Delivery a certificate of the Company, dated such Time of Delivery, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

                           (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Time of Delivery, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Time of Delivery;

                           (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                           (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the rules and regulations thereunder and in all material respects conformed to the requirements of the Act and the rules and regulations thereunder, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended supplemented Prospectus which has not been so set forth; and

                           (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

         8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the NASD), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter and each person, if any, who controls such Underwriter for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company and each person, if any, who controls the Company against any losses, claims, damages or liabilities to which the Company or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter expressly for use therein; and will reimburse the Company and each person, if any, who controls the Company for any legal or other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred.

         The Company acknowledges that the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), under the graphics on page 2, concerning stabilization and over-allotment by the Underwriters, and under the first, second, third, fifth, seventh, eighth, ninth and tenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitutes the only information furnished in writing by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification shall be available hereunder to any party who shall fail to give notice as provided in the preceding clause if the party to whom such notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party on account of such indemnity agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. Termination. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notify you that they have so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in

Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Shares.

         11. Expenses of Termination. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason this Agreement is terminated, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Section 6 and Section 8 hereof.

         12. Notice. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Adams, Harkness & Hill, Inc. on behalf of you as the Representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Adams, Harkness & Hill, Inc., 60 State Street, Boston, MA 02109, Attention: Joseph W. Hammer; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President; however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriter's Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. Miscellaneous. (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         (b) Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         (d) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                          Very truly yours,

                          PCD INC.



                          By:_________________________________
                                   John L. Dwight, Jr.
                                   Chairman of the Board, President
                                   and Chief Executive Officer
                                   or
                                   Mary L. Mandarino
                                   Chief Financial Officer, Vice
                                   President, Finance and Administration and
                                   Treasurer




Accepted as of the date
hereof at Boston, Massachusetts

ADAMS, HARKNESS & HILL, INC.
A.G. EDWARDS & SONS, INC.


By:_________________________________
     (Adams, Harkness & Hill, Inc.
     On behalf of each of the Underwriters)

SCHEDULE I


                                                                   Number of
                                                                Optional Shares
                                     Total Number of            to be Purchased
                                       Firm Shares                if Maximum
         Underwriter                 to be Purchased           Option Exercised
         -----------                 ---------------           -----------------
A.G. Edwards & Sons, Inc.
Adams, Harkness & Hill, Inc.
TOTAL:                                  2,000,000                    300,000

SCHEDULE II

Patents:



Patent Applications:

ANNEX A


         1. The Company and each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of incorporation as identified in the Registration Statement. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and the Subsidiaries taken together. To our knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries identified in Exhibit 21.1 to the Registration Statement.

         2. The Company and each Subsidiary has the corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

         3. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein. All the issued and outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, and to our knowledge, were not issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right. To our knowledge, except for the _________ shares of Common Stock reserved for sale to Emerson Electric Co. as described in the Prospectus, no holder of any currently outstanding shares of the Common Stock has any preemptive right, co-sale right, right of first refusal or other similar right to subscribe for or purchase any shares of the Common Stock. To our knowledge, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement. All issued and outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and, to our knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

         4. The Company has the corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it thereunder. The Underwriting Agreement has been duly authorized, executed and delivered by the Company. The Shares to be issued by the Company pursuant to the terms of the Underwriting Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms thereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders pursuant to the Company's Articles of Organization or by-laws and, to our knowledge, any agreement to which the Company is a party.

         5. The Registration Statement has become effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act. The Prospectus has been filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Act within the time period required thereby. The Registration Statement, as of its effective date, the Prospectus, as of its date, and each amendment or supplement thereto complied as to form in all material respects to the requirements of the Act and the rules and regulations thereunder, except that in each case we express no opinion as to the financial statements, including the notes and schedules thereto and other financial, accounting and statistical data included or incorporated by reference therein or excluded therefrom.

         6. No authorization, approval, consent or order of any court or governmental authority, body or agency having jurisdiction over the Company or any of its Subsidiaries or over any of their properties or operations is necessary in connection with the transactions contemplated by the Company under the Underwriting Agreement (except such as have been obtained under the Act and the rules and regulations thereunder or such as may be required under state or foreign securities laws or by the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD")); and the issuance and sale of the Shares being delivered at the Time of Delivery by the Company, the execution and delivery of the Underwriting Agreement, the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation by the Company of the transactions contemplated therein will not (with or without the giving of notice or passing of time or both) conflict with or result in any violation or breach of, or constitute a default under, (A) any agreement or instrument filed as an exhibit to the Registration Statement or the Company's periodic reports filed pursuant to the Securities Exchange Act of 1934, (B) the Restated Articles of Organization or By-laws of the Company, (C) the Massachusetts General Laws or the laws of the United States of America or
(D) any order, writ or decree of any court or governmental authority or agency having jurisdiction over the Company or any of its Subsidiaries or over any of their properties or operations, which conflict, violation, breach or default is material to the business or financial condition of the Company and its Subsidiaries taken as a whole.

         7. Based solely upon work performed by our firm in connection with the Company over the last two years and upon inquiries of responsible officers of the Company and review of specified documents furnished to us by the Company in connection with this offering, we do not know of any contracts or documents required to be described in or filed as exhibits to the Registration Statement which are not described or filed as required, to our knowledge, the contracts so described in the Prospectus are in full force and effect on the date hereof and the consummation of the transactions contemplated by the Underwriting Agreement will not cause a breach of or default under any such contract.

         8. To our knowledge (based solely upon work performed by our firm in connection with the Company over the last two years and upon inquiries of responsible officers of the Company and our review of specified documents supplied to us by the Company in connection with this Offering), other than as described or contemplated in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries or any of the properties owned or leased by the Company or any of its Subsidiaries is subject, or related to environmental or discrimination matters, which actions, suits or proceedings, might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by the Underwriting Agreement; and neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or governmental body.

         9. The Shares conform in all material respects to the description of the Common Stock contained in the Prospectus under the caption "Description of Capital Stock."

         10. The statements contained in the Prospectus under the captions "Description of Common Stock", to the extent that such statements purport to summarize provisions of the statutes and regulations referred to therein, fairly summarize such provisions in all material respects; and the statements contained in the Prospectus under the captions "Management Stock Awards" and "Management -- Director Compensation" to the extent that such statements purport to summarize provisions of the Company's 1992 Stock Option Plan, as amended, 1996 Stock Plan and 1996 Eligible Directors Stock Plan referred to therein, fairly summarize such provisions in all material respects. The forms of certificates evidencing the Common Stock and filed as exhibits to the Registration Statement comply with the applicable law of the Commonwealth of Massachusetts.

         11. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as defined in the Investment Company Act.

         12. The Shares have been duly authorized for inclusion on the Nasdaq National Market System, subject to notice of issuance.

         In addition, we have participated in conferences with officers and representatives of the Company, representatives of the independent accountants for the Company, representatives of the Underwriters and representatives of the Underwriters' counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of, the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof, solely on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we do not express any belief with respect to the financial statements, including the notes and schedules thereto and other financial, accounting and statistical data included or incorporated by reference therein or excluded therefrom.

                         [Opinion of Brown & Bain, P.A.]

ANNEX B-1

                  (i) The statements in the Registration Statement and Prospectus (x) in the first paragraph, the fourth sentence of the second paragraph and the third paragraph under the caption "Risk Factors -- Patent Litigation;" and (y) in the first paragraph, the fourth through sixth sentences of the second paragraph and the third paragraph under the caption "Business -- Legal Proceedings" insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of the matters set forth therein.

         In addition, such counsel shall state that although they have not verified the accuracy or completeness of the statements contained in the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, or at any Time of Delivery, as the case may be, the Prospectus (i) under the caption "Risk Factors -- Patent Litigation;" and (ii) under the caption "Business -- Legal Proceedings" contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                      B-1-1

                       [Opinion of Perkins, Smith & Cohen]

ANNEX B-2

                  (i) The statements in the Registration Statement and Prospectus (x) under the caption "Risk Factors -- Proprietary Technology and Product Protection;" and (y) under the caption "Business -- Intellectual Property" insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of the matters set forth therein with respect to the Company (excluding Wells).

                  (ii) To such counsel's knowledge, except as set forth in the Prospectus there are no legal or governmental proceedings pending (other than patent applications pending) relating to patents, patent applications, patent rights, inventions, trade secrets, know-how, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights or other information (collectively, "Intellectual Property") owned or used by the Company, and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others, except as set forth in the Prospectus.

                  (iii) Such counsel has no knowledge of any facts which would preclude the Company from having valid license rights or clear title to the patents and patent applications set forth on a schedule attached to its opinion (the "Patent Schedule"). Based on representations by the Company that no interests have been conveyed to third parties which have not been recorded in the United States Patent and Trademark Office, the Company has clear record title to the Company's United States patents and patent applications identified in the Patent Schedule. To the best of such counsel's knowledge, the Company has complied with the PTO duty of candor and disclosure for each of the United States patent applications set forth on the Patent Schedule. Such counsel has no knowledge of any facts that the Company lacks or will be unable to obtain any rights or licenses to use all Intellectual Property necessary to the conduct of its business as now or proposed to be conducted by the Company as described in the Prospectus, except as described in the Prospectus. Such counsel has no knowledge of any facts which form a basis for a finding of unenforceability or invalidity of any of the patent rights owned or licensed by the Company. Such counsel is unaware of any facts which would preclude the grant of a patent from each of the patent applications set forth on the Patent Schedule. To the best of such counsel's knowledge, the Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property owned or used by it which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in any material adverse effect upon the

                                      B-2-1

         Company, except as described in the Prospectus. Such counsel has no knowledge of any patent rights of others which are or would be infringed by specific products or processes referred to in the Prospectus in such a manner as to materially and adversely affect the Company, except as described in the Prospectus.

                  (iv) Such counsel provided a written opinion to the Company that in such counsel's opinion, based on a review of material including U.S. Patent No. 4,491,377 to Wayne K. Pfaff and of the Company's quad flat pack sockets as they were then and are as of this date made, no valid claim of U.S. Patent No. 4,491,377 is infringed by such quad flat pack sockets. Such counsel has no knowledge of any facts which would preclude such counsel now from giving the same opinion, except as set forth in the Prospectus.

                  (v) The Company is listed in the records of the appropriate patent office(s) as the owner of record of the patents and patent applications set forth in the Patent Schedule.

                  (vi) To such counsel's knowledge, no contracts or other documents relating to Intellectual Property of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or Prospectus that are not filed or described as required.

         In addition, such counsel shall state that although they have not verified the accuracy or completeness of the statements contained in the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, or at any Time of Delivery, as the case may be, the Prospectus (i) under the caption "Risk Factors -- Proprietary Technology and Product Protection;" and (ii) under the captions "Business -- Intellectual Property" and "-- Legal Proceedings" contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



                                      B-2-2

                          [Opinion of Baker & Daniels]

ANNEX B-3

                  (i) The statements in the Registration Statement and Prospectus (x) in the second paragraph, with the exception of the fourth sentence thereof, and the third paragraph under the caption "Risk Factors -- Proprietary Technology and Product Protection;" and
         (y) in the second paragraph, with the exception of the fourth through sixth sentences thereof, and the third paragraph under the caption "Business -- Intellectual Property" insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of the matters set forth therein with respect to Wells.

                  (ii) To such counsel's knowledge, except as set forth in the Prospectus there are no legal or governmental proceedings pending (other than patent applications pending) relating to patents, patent applications, patent rights, inventions, trade secrets, know-how, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights or other information (collectively, "Intellectual Property") owned or used by the Company, and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others, except as set forth in the Prospectus.

                  (iii) Such counsel has no knowledge of any facts which would preclude the Company from having valid license rights or clear title to the patents and patent applications set forth on a schedule attached to its opinion (the "Patent Schedule"). Based on representations by the Company that no interests have been conveyed to third parties which have not been recorded in the United States Patent and Trademark Office, the Company has clear record title to the Company's United States patents and patent applications identified in the Patent Schedule. To the best of such counsel's knowledge, the Company has complied with the PTO duty of candor and disclosure for each of the United States patent applications set forth on the Patent Schedule. Such counsel has no knowledge of any facts that the Company lacks or will be unable to obtain any rights or licenses to use all Intellectual Property necessary to the conduct of its business as now or proposed to be conducted by the Company as described in the Prospectus, except as described in the Prospectus. Such counsel has no knowledge of any facts which form a basis for a finding of unenforceability or invalidity of any of the patent rights owned or licensed by the Company. Such counsel is unaware of any facts which would preclude the grant of a patent from each of the patent applications set forth on the Patent Schedule. To the best of such counsel's knowledge, the Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property owned or used by

                                      B-3-1
         it which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in any material adverse effect upon the Company, except as described in the Prospectus. Such counsel has no knowledge of any patent rights of others which are or would be infringed by specific products or processes referred to in the Prospectus in such a manner as to materially and adversely affect the Company, except as described in the Prospectus.

                  (iv) Such counsel provided a written opinion to the Company that in such counsel's opinion, based on a review of material including U.S. Patent No. 4,491,377 to Wayne K. Pfaff and of the Company's burn-in sockets as they were then and are as of this date made, no valid claim of U.S. Patent No. 4,491,377 is infringed by such burn-in sockets. Such counsel has no knowledge of any facts which would preclude such counsel now from giving the same opinion, except as set forth in the Prospectus.

                  (v) The Company is listed in the records of the appropriate patent office(s) as the owner of record of the patents and patent applications set forth in the Patent Schedule.

                  (vi) To such counsel's knowledge, no contracts or other documents relating to Intellectual Property of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or Prospectus that are not filed or described as required.

         In addition, such counsel shall state that although they have not verified the accuracy or completeness of the statements contained in the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, or at any Time of Delivery, as the case may be, the Prospectus (i) under the caption "Risk Factors -- Proprietary Technology and Product Protection;" and (ii) under the captions "Business -- Intellectual Property" and "-- Legal Proceedings" contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                      B-3-2

ANNEX C-1

         Pursuant to Section 7(h) of the Underwriter Agreement, Coopers & Lybrand L.L.P. shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, pro forma financial statements) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder and they have made a review in accordance with standards specified by the American Institute of Certified Public Accountants of the consolidated financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the Representatives");

                  (iii) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

                  (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters

                                      C-1-1
         and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believed that:

                           (A) the unaudited consolidated statements of income,
                  consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by

                                      C-1-2
                  the representatives, or any increases in any items specified by the representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the representatives, or any increases in any items specified by the representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.



                                      C-1-3

ANNEX C-2

         Pursuant to Section 7(h) of the Underwriter Agreement, KPMG Peat Marwick LLP shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, pro forma financial statements) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder.


                  (iii) The audited selected financial information with respect to Wells Electronics, Inc. for the 52 weeks ended June 3, 1995, 48 weeks ended April 27, 1996, 53 weeks ended May 3, 1997 and 34 weeks ended December 26, 1997 included in the Prospectus agrees with the corresponding amounts in the audited financial statements of Wells Electronics, Inc. for such periods;

                  (iv) They have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the representatives, which are derived from the general accounting records of Wells Electronics, Inc. and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Wells Electronics, Inc. and its subsidiaries and have found them to be in agreement.







                                      C-2-1